================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                November 14, 2003
                        (Date of earliest event reported)

                                E-CENTIVES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-31559                    52-1988332
(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


 6901 ROCKLEDGE DRIVE, 6TH FLOOR, BETHESDA, MARYLAND                20817
      (Address of principal executive offices)                   (Zip Code)


                                 (240) 333-6100
              (Registrant's telephone number, including area code)





================================================================================

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 14, 2003, E-centives, Inc. ("E-centives") issued a press release announcing its financial results for the quarter ended September 30, 2003 and the first nine months of 2003.

     Such press release contains adjusted EBITDA information in the discussion of E-centives' financial results. Adjusted EBITDA represents net loss excluding interest expense, interest income, income taxes, depreciation and amortization, stock-based compensation, restructuring and impairment charges.

     Adjusted EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and may not be comparable to other similarly titled measures of other companies. E-centives uses adjusted EBITDA as a financial metric to measure the financial performance of the business excluding the impact of non-cash expenses and restructuring charges given the significant restructuring initiatives that have taken place during the past two years. For this reason, E-centives believes adjusted EBITDA will also be useful to others, including its stockholders, as a valuable financial metric.

     E-centives believes that adjusted EBITDA is a performance measure and not a liquidity measure, and a reconciliation between net loss and adjusted EBITDA is provided in the financial results. Adjusted EBITDA should not be considered as an alternative to operating or net income as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with accounting principles generally excepted in the United States of America, or as a measure of liquidity.

     A copy of such press release is attached as Exhibit 99.1 hereto.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     E-CENTIVES, INC.


                                                     By: /s/ David A. Samuels
                                                         David A. Samuels
                                                         Chief Financial Officer

Date:  November 14, 2003

                                  EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION
----------          -----------

99.1                Press   Release,   dated   November  14,  2003,   announcing
                    E-centives, Inc.'s third quarter ended September 30, 2003 and first nine months of 2003 financial results.